TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
Commercial Class

Supplement dated September 30, 2009 to the
Prospectus dated September 23, 2009

The section of the Prospectus entitled “RISK AND RETURN SUMMARY–Expenses” is hereby amended by replacing the entire section with the following:

Expenses

This table describes the fees and expenses that you may pay if you buy and hold Commercial Class shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment) (1)	None
Maximum Sales Charge (Load) Imposed on Purchases	None
Annual Operating Expenses (expenses deducted from Fund assets)
Management Fees (2)	0.10%
Distribution (12b-1) Fees	0.40%
Shareholder Servicing Fees	0.25%
Other Expenses (2)	0.17%
Total Annual Operating Expenses (2) (3)	0.92%

(1)
Certain financial institutions and broker-dealers may impose service fees in connection with the sale of Fund shares, no part of which may be received by the Fund or the Investment Manager. These fees may differ according to the type of account held by the investor.

(2)	Expense information being shown is estimated for the Fund’s fiscal year ending October 31, 2009.

(3)
The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.85% for the Class of the Fund (an “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the Fund or respective Class, as the case may be, within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

Example

This Example is intended to help you compare the cost of investing in the Commercial Class of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Commercial Class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$94	$293

Shareholders should retain this supplement for future reference.